DocuSign Envelope ID: B75713DB-46C3-4443-B3DE-7779520354C7

TEXAS REALTORS

COMMERCIAL LEASE AMENDMENT

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS®, INC. IS NOT AUTHORIZED.
©Texas Association of REALTORS®, Inc. 2022

AMENDMENT TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 300 Boone Rd unit 1-6, Burleson, Tx 76028

Effective on May 1, 2023, Landlord and Tenant amend the above-referenced lease as follows.

[X] A. Leased Premises: The suite or unit number identified in Paragraph 2A(1) is:

[ ] (1) changed to ____________ .

[X] (2) contains approximately 15,000 rentable square feet ("rsf").

[X] B. Term:

[X] (1) The length of the term stated in Paragraph 3A is changed to 84 months and 0 days.

[ ] (2) The Commencement Date stated in Paragraph 3A is changed to ______________________ .

[X] (3) The Expiration Date stated in Paragraph 3A is changed to April 30, 2030 .

[X] C. Rent: The amount of the base monthly rent specified in Paragraph 4A is changed to:

$	14,150.00	from	05/01/2023	to	04/30/2024 ;
$	14,503.75	from	05/01/2024	to	04/30/2025 ;
$	14,886.34	from	05/01/2025	to	04/30/2026 ;
$	15,238.00	from	05/01/2026	to	04/30/2027 ;
$	15,695.14	from	05/01/2027	to	04/30/2028 ;
$	16,166.00	from	05/01/2028	to	04/30/2029 .

[ ] D. Security Deposit: The amount of the security deposit in Paragraph 5 is changed to $ ____________________ .

[ ] E. Maintenance and Repairs: The following item(s) specified in the identified subparagraph of Paragraph 15C will be maintained by the party designated below:

Para. No.	Description	Responsible Party
		[ ] N/A [ ] Landlord [ ] Tenant
		[ ] N/A [ ] Landlord [ ] Tenant
		[ ] N/A [ ] Landlord [ ] Tenant
		[ ] N/A [ ] Landlord [ ] Tenant
		[ ] N/A [ ] Landlord [ ] Tenant

[ ] F. Parking:

[ ] (1) Common Parking: The number of vehicles identified in Paragraph A(1) of the Commercial Lease Addendum for Parking (TXR-2107) is changed ______________ to vehicles.

(TXR-2114) 07-08-22 Initialed for Identification by Landlord: RO, ______ , and Tenant: MD, ______ Page 1 of 2

Orr, 2640 Donald Rd. Burleson TX 76028 Phone: 817.447.2084 Fax: rob orr
Rob Orr Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

DocuSign Envelope ID: B75713DB-46C3-4443-B3DE-7779520354C7

Commercial Lease Amendment concerning 300 Boone Rd unit 1-6, Burleson, Tx 76028

☐ (2) Restricted Common Parking for Tenants: The number of vehicles identified in Paragraph A(2) of the Commercial Lease Addendum for Parking (TXR-2107) is changed to ______________ vehicles.

☐ (3) Assigned Parking: Tenant's assigned parking areas identified in Paragraph A(3) of the Commercial Lease Addendum for Parking (TXR-2107) is changed to ______________________________
____.

☐ (4) Parking Rental: The amount of rent identified in Paragraph B of the Commercial Lease Addendum for Parking (TXR-2107) is changed to $ ______________________ .

☐ G. Counterparts: If this amendment is executed in a number of identical counterparts, each counterpart is an original and all counterparts, collectively, constitute one agreement.

☒ H. Other: Paragraph(s) **4B1** are changed to read *(cite specific paragraphs and copy the applicable paragraphs verbatim, making any necessary changes):*
4B1 to be checked and add expense reimbursement addendum

16,650.98 May 1st 2029-April 30th 2030

Landlord: Ja-Cole LP	Tenant: Axogen Corp
By:	By:
By (signature): Rob Orr	By (signature): Mike Donovan
Printed Name: Robert Orr	Printed Name: Mike Donovan
Title: president Date: 5/9/2023	Title: VP, Operations Date: 5/9/2023
By:	By:
By (signature):	By (signature):
Printed Name:	Printed Name:
Title: Date:	Title: Date:

(TXR-2114) 07-08-22 Page 2 of 2

Orr, 2640 Donald Rd. Burleson TX 76028 Phone: 817.447.2084 Fax: rob orr
Rob Orr Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

DocuSign Envelope ID: B75713DB-46C3-4443-B3DE-7779520354C7

TEXAS REALTORS

COMMERCIAL LEASE ADDENDUM FOR EXPENSE REIMBURSEMENT

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS®, INC. IS NOT AUTHORIZED.
©Texas Association of REALTORS®, Inc. 2010

ADDENDUM TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 300 Boone Rd unit 1-6, Burleson, Tx 76028

In addition to rent stated in the lease, Tenant will pay Landlord the additional rent described in this addendum. Tenant will pay the additional rent each month at the time the base-monthly rent in the lease is due.

A. Definitions:

(1) *"Tenant's pro rata share"* is 50.000 %.

(2) *"CAM"* means all of Landlord's expenses reasonably incurred to maintain, repair, operate, manage, and secure the Property (for example, security, lighting, painting, cleaning, decorations, utilities, trash removal, pest control, promotional expenses, and other expenses reasonably related the Property's operations); CAM does not include capital expenditures, interest, depreciation, tenant improvements, insurance, taxes, or brokers' leasing fees Notwithstanding the foregoing, CAM does include the amortized costs incurred by Landlord in making capital improvements or other modifications to the Property to the extent such improvements or modifications reduce CAM overall. These costs will be amortized over the useful life of the improvement or modification on a straight-line basis; however, in no event will the charge for such amortization included in CAM exceed the actual reduction in CAM achieved by the improvements and modifications.

(3) *"Insurance"* means Landlord's costs to insure the leased premises and the Property including but not limited to insurance for casualty loss, general liability, and reasonable rent loss.

(4) *"Taxes"* means the real property ad valorem taxes assessed against the leased premises and Property inclusive of all general and special assessments and surcharges.

(5) *"Structural"* means all of Landlord's expenses reasonably incurred to maintain, repair, and replace the roof, foundation, exterior walls, load bearing walls and other structural components of the Property.

B. Method: The additional rent will be calculated under the following method:
Note: "CAM" does not include taxes and insurance costs.

[X] (1) Base-year expenses: Each month Tenant will pay Tenant's pro rata share of the projected monthly expenses for the Property that exceed the amount of the monthly base-year expenses for the calendar year 2023 for: [X] taxes; [X] insurance; [ ] CAM; [ ] structural; and [ ] ______________.

[ ] (2) Expense-stop: Each month Tenant will pay Tenant's pro rata share of the projected monthly expenses for the Property that exceed $ ______________ per square foot per year for: [ ] taxes; [ ] insurance; [ ] CAM; [ ] structural; and [ ] ______________.

[ ] (3) Net: Each month Tenant will pay Tenant's pro rata share of the projected monthly expenses for the Property for: [ ] taxes; [ ] insurance; [ ] CAM; [ ] structural; and [ ] ______________.

C. Projected Monthly Expenses: On or about December 31 of each calendar year, Landlord will project the applicable monthly expenses (those that Tenant is to pay under this addendum) for the following calendar year and will notify Tenant of the projected expenses. The projected expenses are based on Landlord's estimates of such expenses. The actual expenses may vary.

(TXR-2103) 1-26-10 Initialed for Identification by Landlord: RO, _____ , and Tenant: MD, _____ Page 1 of 2

Orr, 2640 Donald Rd. Burleson TX 76028 Phone: 817.447.2084 Fax: rob orr
Rob Orr Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

DocuSign Envelope ID: B75713DB-46C3-4443-B3DE-7779520354C7

Expense Reimbursement Addendum concerning 300 Boone Rd unit 1-6, Burleson, Tx 76028

Notice: The applicable projected expenses at the time which the above-referenced lease commences are shown in the table below. The total area of the Property presently used by Landlord for calculating expense reimbursements is 30000 rentable square feet (including any add on factor for common areas).

Projected Expenses	
$ Monthly Rate	$ Annual Rate
/ rsf / month	1.43 / rsf / year

D. Reconciliation: Within a reasonable time after the end of each calendar year, Landlord will notify Tenant of the actual costs of the applicable expenses (those that Tenant is to pay under this addendum) for the previous year. If the actual costs of the applicable expenses exceed the amounts paid or owed by Tenant for the previous year, Tenant must pay the deficient amount to Landlord within 30 days after Landlord notifies Tenant of the deficient amount. If the actual costs of the applicable expenses are less than the amounts paid by Tenant for the previous year, Landlord will refund the excess to Tenant or will credit the excess to Tenant's next rent payment. Tenant may audit or examine those items in Landlord's records that relate to Tenant's obligations under this addendum. Landlord will promptly refund to Tenant any overpayment revealed by an audit or examination. If the audit or examination reveals an error of more than 5% over the amounts Landlord collected in a calendar year from Tenant under this addendum, Landlord will pay the reasonable cost of the audit or examination. Landlord may not seek a deficiency from Tenant under this paragraph if Landlord fails to timely provide the required notice.

E. Special Provisions:

Landlord: Ja-Cole LP

By:
By (signature): Rob Orr
Printed Name: Robert Orr
Title: president

By:
By (signature):
Printed Name:
Title:

Tenant: Axogen Corp

By:
By (signature): Mike Donovan
Printed Name: Mike Donovan
Title: VP, Operations

By:
By (signature):
Printed Name:
Title:

(TXR-2103) 1-26-10 Page 2 of 2

Orr, 2640 Donald Rd. Burleson TX 76028 Phone: 817.447.2084 Fax: rob orr
Rob Orr Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com